                                                                    EXHIBIT 32.2

                      CERTIFICATION PURSUANT TO SECTION 906
                        OF THE SARBANES-OXLEY ACT OF 2002

          I, Todd A. Daniels, Chief Financial Officer of Elecsys Corporation
  (the "Company"), do hereby certify in accordance with 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that to my knowledge:

     a)   The Company's Quarterly Report on Form 10-QSB for the quarterly period ended July 31, 2005, which this certification accompanies, fully complies with the requirements of Section 13(a) or 15(d) of the
          Securities Exchange Act of 1934, as amended; and

     b)   The information contained in the Company's Quarterly Report on Form
          10-QSB for the quarterly period ended July 31, 2005, which this certification accompanies, fairly presents, in all material aspects, the financial condition and results of operations of the Company.

  Date:  September 12, 2005                 /s/ Todd A. Daniels
                                       -----------------------------------------
                                       Todd A. Daniels
                                       Chief Financial Officer (Principal
                                       Financial  and Accounting Officer)